UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Name of Registrant as Specified In Its Charter)

Steven J. Glusband, Esq.

Austin D. Keyes, Esq.

Carter Ledyard & Milburn LLP

2 Wall Street

New York, New York 10005

(212) 732-3200

glusband@clm.com

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

SPDR® Gold Trust Consent Solicitation – Sponsored by World Gold Trust Services, LLC

Record Date: June 9, 2014

Vote Cut-off Date: October 17, 2014, adjourned to December 17, 2014

Additional Materials:

Item 1. Letter to un-voted NOBO accounts

Item 2. Letter to un-voted OBO accounts

Item 3. Letter to NOBO accounts

Item 4. Letter to OBO accounts

Item 5. Factsheet - revised

Item 6. Letter to shareholders in Mexico - translation

Item 1

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, NY 10022

November 19, 2014

Dear GLD® Shareholder:

I am writing to you about an important matter concerning your investment in GLD.

Our records indicate that you have yet to vote your shares for the two investor proposals put forth in the Consent Solicitation you received earlier this year.

YOUR VOTE IS EXTREMELY IMPORTANT. By voting now, you will enable us to better serve your investment and eliminate the need for further mailings and calls to shareholders. PLEASE VOTE TODAY!

You can vote online, by telephone or by signing and returning the enclosed proxy card, which also includes voting instructions. In order to allow you sufficient time to respond, we have extended the voting date to December 17, 2014.

Since we last wrote to you, more than 82 percent of the GLD shareholders who have already voted supported the proposals. This is in line with Institutional Shareholder Services Inc. (ISS) and Glass, Lewis & Co., LLC, two leading, independent proxy advisory firms focused on protecting shareholder interests that recently recommended GLD shareholders to vote “FOR” these proposals.

While more than 114 million votes have already been cast in favor of the two proposals, we need an additional 7.5% of the outstanding shares to vote “FOR” both proposals to enact them, which is why every vote counts and why your vote is so important.

In addition to a proxy card, please find enclosed a one page factsheet that describes the proposals, why we have requested these changes, the implications of each proposal to shareholders and the recommendations of leading proxy advisory firms ISS and Glass-Lewis.

If you have any questions regarding the enclosed proxy card or need assistance voting, please contact D.F. King & Co., Inc., who are handling the proxy solicitation on our behalf, at 1-866-828-9088.

As Sponsor of the SPDR® Gold Trust, we greatly appreciate and value you being a shareholder. Thank you in advance for your timely consideration of this matter.

On behalf of all of us at World Gold Trust Services, LLC, I wish you a very Happy Thanksgiving.

Sincerely,

William Rhind
Chief Executive Officer
World Gold Trust Services, LLC

*	Please note that although the shareholder voting period has been extended to December 17, 2014, the voting period is subject to (i) early termination, including if the requisite shareholder vote has been received for the two proposals, or (ii) extension at the discretion of the Sponsor.

GLD-R-NOBO2

Item 2

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, NY 10022

November 19, 2014

Dear GLD® Shareholder:

I am writing to you about an important matter concerning your investment in GLD.

Our records indicate that you have yet to vote your shares for the two investor proposals put forth in the Consent Solicitation you received earlier this year.

YOUR VOTE IS EXTREMELY IMPORTANT. By voting now, you will enable us to better serve your investment and eliminate the need for further mailings and calls to shareholders. PLEASE VOTE TODAY!

You can vote online, by telephone or by signing and returning the enclosed proxy card, which also includes voting instructions. In order to allow you sufficient time to respond, we have extended the voting date to December 17, 2014.

Since we last wrote to you, more than 82 percent of the GLD shareholders who have already voted supported the proposals. This is in line with Institutional Shareholder Services Inc. (ISS) and Glass, Lewis & Co., LLC, two leading, independent proxy advisory firms focused on protecting shareholder interests that recently recommended GLD shareholders to vote “FOR” these proposals.

While more than 114 million votes have already been cast in favor of the two proposals, we need an additional 7.5% of the outstanding shares to vote “FOR” both proposals to enact them, which is why every vote counts and why your vote is so important.

In addition to a proxy card, please find enclosed a one page factsheet that describes the proposals, why we have requested these changes, the implications of each proposal to shareholders and the recommendations of leading proxy advisory firms ISS and Glass-Lewis.

If you have any questions regarding the enclosed proxy card or need assistance voting, please contact D.F. King & Co., Inc., who are handling the proxy solicitation on our behalf, at 1-866-620-0678.

As Sponsor of the SPDR® Gold Trust, we greatly appreciate and value you being a shareholder. Thank you in advance for your timely consideration of this matter.

On behalf of all of us at World Gold Trust Services, LLC, I wish you a very Happy Thanksgiving.

Sincerely,

William Rhind
Chief Executive Officer
World Gold Trust Services, LLC

*	Please note that although the shareholder voting period has been extended to December 17, 2014, the voting period is subject to (i) early termination, including if the requisite shareholder vote has been received for the two proposals, or (ii) extension at the discretion of the Sponsor.

GLD-R-OBO2

Item 3

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor,

New York, NY 10022

Dear Shareholder:

On behalf of World Gold Trust Services, LLC, Sponsor of the SPDR® Gold Trust (symbol: GLD®), I would like to thank you for taking the time to vote your shares in our consent solicitation.

For those that elected not to support our proposals, I am writing to you today hoping that you will reconsider your decision. Please find enclosed a one page factsheet that describes the proposals we have put forward, why we have requested these changes, the implications of each proposal to shareholders and the recommendations of leading proxy advisory firms ISS and Glass-Lewis.

For those who abstained, please note that although an abstention is typically beneficial for a consent solicitation or proxy by not counting as a vote against management proposals, GLD’s governing document provides that abstentions have the same effect as a vote against each proposal.

Your latest vote on a proposal is the one that counts. Therefore, you can override a prior vote on a proposal simply by voting again. You can vote online, by telephone or by signing and returning the enclosed proxy card, which also includes instructions.

Since we last reported, more than 82% of the GLD shareholders who have voted supported the proposals. While more than 115 million votes have already been cast in favor of the two proposals, we need an additional 19 million “FOR” votes to enact them, which is why every vote counts and why your vote is so important.

If you have any questions regarding the enclosed proxy card or need assistance voting, please contact D.F. King & Co., Inc., who are handling the proxy solicitation on our behalf, at 1-866-828-9088.

Thank you in advance for your timely consideration of this matter.

On behalf of all of us at World Gold Trust Services, LLC, I wish you a very Happy Thanksgiving.

Sincerely,

William Rhind
Chief Executive Officer
World Gold Trust Services, LLC

WLD-GLD-NOBO

Item 4

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor,

New York, NY 10022

Dear Shareholder:

On behalf of World Gold Trust Services, LLC, Sponsor of the SPDR® Gold Trust (symbol: GLD®), I would like to thank you for taking the time to vote your shares in our consent solicitation.

For those that elected not to support our proposals, I am writing to you today hoping that you will reconsider your decision. Please find enclosed a one page factsheet that describes the proposals we have put forward, why we have requested these changes, the implications of each proposal to shareholders and the recommendations of leading proxy advisory firms ISS and Glass-Lewis.

For those who abstained, please note that although an abstention is typically beneficial for a consent solicitation or proxy by not counting as a vote against management proposals, GLD’s governing document provides that abstentions have the same effect as a vote against each proposal.

Your latest vote on a proposal is the one that counts. Therefore, you can override a prior vote on a proposal simply by voting again. You can vote online, by telephone or by signing and returning the enclosed proxy card, which also includes instructions.

Since we last reported, more than 82% of the GLD shareholders who have voted supported the proposals. While more than 115 million votes have already been cast in favor of the two proposals, we need an additional 19 million “FOR” votes to enact them, which is why every vote counts and why your vote is so important.

If you have any questions regarding the enclosed proxy card or need assistance voting, please contact D.F. King & Co., Inc., who are handling the proxy solicitation on our behalf, at 1-866-620-0678

Thank you in advance for your timely consideration of this matter.

On behalf of all of us at World Gold Trust Services, LLC, I wish you a very Happy Thanksgiving.

Sincerely,

William Rhind
Chief Executive Officer
World Gold Trust Services, LLC

WLD-GLD-OBO

Item 5

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor,

New York, NY 10022

SPDR® Gold Trust Consent solicitation details:

Cusip: 78463V107

Filing date: June 19th, 2014

Record date: June 9th, 2014

Voting date: December 17th, 2014

Solicitation Agent: D.F. King & Co., Inc.

Solicitation Agent contact information: 1-866-620-0678

To vote online: www.proxyvote.com

The Consent Solicitation is seeking shareholder consent for two proposals:

1)	Unitary Fee: To approve amendments to the Trust Indenture that change the manner in which the ordinary fees and expenses of the Trust are paid such that, in return for a payment to the Sponsor of 0.40% per year of the daily NAV of the Trust, the Sponsor will be responsible for all other ordinary fees and expenses of the Trust, as described in the Consent Solicitation Statement.

2)	Affiliate Compensation: To approve the amendment to section 3.08 of the Trust Indenture to permit the Sponsor to compensate affiliates for providing marketing and other services to the Trust.

The changes called for in proposal 1 are being sought because of the following:

1)	The Trust was the first of its kind when developed nearly ten years ago. Since that time, similar ETFs have adopted the unitary fee structure making it the industry standard/best practice. Proposal 1 seeks to implement this industry standard/best practice and in effect simplify and modernize the trust for current and future shareholders.

The Sponsor believes that this change will make the accounting for the Trust’s fees and expenses simpler and more efficient with the Sponsor being able to provide greater oversight over the Trust’s service providers. The Sponsor also believes that it will be better able to control the Trust’s costs if proposal 1 is adopted.

2)	Currently, the Trust, under certain circumstances, is permitted to charge investors an amount in excess of 0.40% of the daily NAV per year for ordinary fees and expenses of the Trust. Although this has not occurred historically, with the changes sought in proposal 1, investors will have ongoing assurance that those ordinary fees and expenses will not exceed 0.40% of NAV per year.

Approval for Proposal 2 is being sought because having the ability to utilize the expertise of the World Gold Council, the Sponsor’s ultimate parent company, and its affiliates, when and if needed, is likely to be beneficial to the Trust and its shareholders. The Sponsor believes that it will be in the best interest of the Trust if the Sponsor were permitted to engage and pay certain of its affiliates, for example, those that have expertise with respect to gold as an asset class, including the marketing of gold as an asset class. The Sponsor will be responsible for any payments made to affiliates for providing any services to the Trust without any additional cost to the Trust.

Independent evaluations of the proposals:

Prominent proxy review providers Institutional Shareholder Services (ISS) and Glass-Lewis, two leading, independent proxy advisory firms focused on protecting shareholder interests, have each recommended that Shareholders vote “FOR” both proposals.

Item 6

[English Translation]

World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor,

New York, NY 10022

SPDR® Gold Trust Consent Solicitation details:

Filing date: June 19th, 2014

Record date: June 9th, 2014

Voting has been extended through December 17th, 2014

Dear GLD® Shareholder in Mexico,

We have extended the voting period for the two proposals in the Consent Solicitation that aim to modernize and simplify the SPDR® Gold Trust. All Shareholders should vote before December 17th, 2014.

Our records indicate that we have not yet received your vote. Many Shareholders believe their vote will not make a difference; however, your vote is critical to pass both proposals. Your prompt attention will also reduce further communication and expenses relating to this matter.

Please Vote Today!

PLEASE NOTE: GLD shares acquired through the International Listing System part of the Bolsa Mexicana de Valores need to be voted via Indeval. Please relay your decision on each proposal to your Financial Advisor/Broker who will, in turn, advise Indeval while following the legal requirements of the Mexican Federal Law of Personal Data Protection in order to protect your identity.

If you have any questions or need assistance, please call directly at the offices of the World Gold Council in New York at +1-212-317-3882 (for service in English) or +1-212-317-3886 (for service in Spanish).

Your Vote is Important!

For your reference, below you will find a summary of the consent solicitation as well as additional relevant materials enclosed. For more information, please go to http://www.spdrgoldshares.com/#mexico.

The Consent Solicitation is seeking Shareholder consent for two proposals:

1)	Unitary Fee: To approve amendments to the Trust Indenture that change the manner in which the ordinary fees and expenses of the Trust are paid such that, in return for of a payment to the Sponsor of 0.40% per year of the daily NAV of the Trust, the Sponsor will be responsible for all other ordinary fees and expenses of the Trust, as described in the Consent Solicitation Statement.

2)	Affiliate Compensation: To approve the amendment to section 3.08 of the Trust Indenture to permit the Sponsor to compensate affiliates for providing marketing and other services to the Trust.

The changes called for in proposal 1 are being sought because of the following:

1)	The Trust was the first of its kind when it was developed ten years ago. Since that time, similar ETFs have adopted the unitary fee structure, making it the industry standard/best practice. Proposal 1 seeks to implement this industry standard/best practice and in effect simplify and modernize the trust for current and future Shareholders.

The Sponsor believes that this change will make the accounting for the Trust’s fees and expenses simpler and more efficient with the Sponsor being able to provide greater oversight over the Trust’s service providers. The Sponsor also believes that it will be better able to control the Trust’s costs if proposal 1 is adopted (see point 2 below).

2)	Currently, the Trust, under certain circumstances, is permitted to charge investors an amount in excess of 0.40% of the daily NAV per year for ordinary fees and expenses of the Trust. Although this has not occurred historically, with the changes sought in proposal 1, investors will have ongoing assurance that those ordinary fees and expenses will not exceed 0.40% of NAV per year.

Approval for Proposal 2 is being sought because having the ability to utilize the expertise of the World Gold Council, the Sponsor’s ultimate parent company, and its affiliates, when and if needed, is likely to be beneficial to the Trust and its Shareholders. The Sponsor believes that it will be in the best interest of the Trust if the Sponsor were permitted to engage and pay certain of its affiliates, for example, those that have expertise with respect to gold as an asset class, including the marketing of gold as an asset class. The Sponsor will be responsible for any payments made to affiliates for providing any services to the Trust without any additional cost to the Trust beyond the Unitary Fee.

Independent evaluations of the proposals:

Prominent proxy review providers Institutional Shareholder Services (ISS) and Glass-Lewis, two leading, independent proxy advisory firms focused on protecting Shareholder interests, have each recommended that Shareholders vote “FOR” both proposals. Their summary recommendations are enclosed.

Additional recommendations:

The board of directors of World Gold Trust Services, LLC, the Sponsor of the Trust, recommends that Shareholders vote “FOR” the two proposals.